U.S. ONE TRUST

One Fund®

The following information supplements information contained in the One Fund® (the “Fund”) Prospectus and Statement of Additional Information (“SAI”), dated May 4, 2010, and should be read in conjunction with the Prospectus and SAI.

On January 6, 2011, Mr. Paul Hrabal, the sole owner and stockholder of U.S. One, Inc. (the “Advisor”), the investment adviser to the Fund, entered into an agreement (the “Stock Purchase Agreement”) with Frank Russell Company (“Russell”) pursuant to which Russell has agreed to purchase from Mr. Hrabal all of the issued and outstanding stock of the Advisor on the terms and conditions set forth in the Stock Purchase Agreement (the “Proposed Acquisition”). Mr. Hrabal also serves as the Chairman of the U.S. One Trust’s Board of Trustees (the “Board”) and owns a significant percentage of the Fund’s outstanding shares. The closing of the Proposed Acquisition would result in a change of control of the Advisor, which under the terms of the existing advisory agreement between the Trust and the Advisor, dated March 26, 2010 (the “Existing Advisory Agreement”), terminates the Existing Advisory Agreement. Therefore, concurrent with the closing of the Proposed Acquisition and subject to Shareholder approval, Russell Investment Management Company (“RIMCo”) will assume responsibility for providing investment advisory services to the Fund pursuant to a new advisory agreement between U.S. One Trust (the “Trust”), on behalf of the Fund, and RIMCo (the “New Advisory Agreement”). The Proposed Acquisition will not result in material changes to the Fund’s investment objective and principal investment strategies or any increase in the Fund’s fees and expenses. While the parties expect the Proposed Acquisition to close prior to the end of the first quarter, the closing of the Proposed Acquisition is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances.

At an in-person meeting of the Board held on January 7, 2011, and in anticipation of the closing of the Proposed Acquisition, the Board including a majority of the Board members who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, unanimously approved the New Advisory Agreement and recommended its approval by Shareholders as being in the best interests of the Fund and its Shareholders. The Board also called for a special meeting of Shareholders (the “Meeting”), at which the Fund’s Shareholders will be asked to consider the approval of the New Advisory Agreement. The terms of the New Advisory Agreement are substantially similar to those of the Existing Advisory Agreement.

Russell is a U.S.-based global investment management firm. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell is itself an independently operating subsidiary of The Northwestern Mutual Life Insurance Company, a mutual life insurance corporation founded in 1857 and headquartered in Milwaukee, Wisconsin.

RIMCo, a wholly-owned subsidiary of Russell, is a corporation organized under the laws of the State of Washington. RIMCo is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. RIMCo’s primary business activity is providing investment management services to the Russell funds. RIMCo serves as investment adviser to 49 mutual fund portfolios and as of November 30, 2010, managed over $34 billion.

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